Exhibit 99.1

Meadow Valley Corporation September 2007 Brad Larson - CEO

Safe Harbor Statement The written and oral material pertaining to this presentation may include forward- looking statements. These statement are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performance and actual results may differ materially. A more detailed discussion of the risks and uncertainties that affect our performance is contained in Meadow Valley's various filings with the SEC, including our annual report filed on Form 10-K for the year ended December 31, 2006. The statements made during this presentation are made only as of the date of this presentation, September 20, 2007, and we undertake no obligation to update this material. 2

Meadow Valley Corporation Two Reporting Segments Construction is what we do 69.5%* owned 100% owned We've built over $1 billion of projects since 1980. We've produced & sold materials since 1997. Construction Services Construction Materials Arizona, Nevada & So. Utah 3 *Meadow Valley re-acquired approx. 16.3% in July and August of 2007

The Services Segment constructs public (^85%) and private (^15%) projects. Roads Bridges Bridges Bridges Structural Concrete Construction is the common theme 4

The Materials Segment makes & sells construction materials. Sand and Gravel Ready-mix Concrete Construction is the common theme 5

Consolidated Revenue & Net Income ($ 000's) 2002 2003 2004 2005 2006 Services 113028 109922 107976 116822 112303 Materials 38020 44185 58855 67051 82736 2002 2003 2004 2005 2006 Services -514 -949 -1866 1718 2507 Materials 1252 1040 2440 2486 3339 Consolidated Revenue 1Consolidated net income before minority interest deduction Consolidated Net Income1 6

Construction Industry Sectors that affect our segments' work Residential (45-55%) Commercial & Industrial (25-35%) Highway & Street (15-20%) Highway & Street 7

Growth Drivers: Macro Population Growth (NV #1, AZ #21) Job Growth Federal Transportation Legislation (SAFETEA-LU) Local Transportation Funding Initiatives 1 Source: U.S. Census Bureau's State & Metropolitan Area Data Book: 2006 Population growth between 2000-2005 8

Growth Drivers: Micro Strategically-placed Batch Plants Growing Delivery Capacity Control of Raw Materials/Reserves Marketing/Customer Service Construction Materials Segment 9

Construction Materials Segment Batch Plant Locations & Growing Delivery Capacity Existing batch plants prior to 2006 New batch plants added in 2006 PHOENIX METRO AREA LAS VEGAS METRO AREA Moapa 10

Growth Drivers: Micro Strategically-placed Batch Plants Growing Delivery Capacity Control of Raw Materials/Reserves Marketing/Customer Service Construction Materials Segment 11

Growth Drivers: Micro Risk Analysis/Estimating Abilities Project Management & Execution Increasing Bonding Capacity Construction Services Segment 12

Revenue by Segment ($ 000's) 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007E 2008 2009 Services 136774 171879 193921 143357 138398 113028 109922 107976 116822 112303 140000 Materials 9499 15157 16081 20216 35664 38020 44185 58855 67051 82736 75784 Increasing Bonding Limits Decreasing/Static Bonding Limits ??? 13 Note: During conference call on August 9, 2007, the Company stated that 2007 Services Segment Revenue would likely be $135-140 million and that the Materials Segment revenue for the second half of 2007 would likely be down slightly from the same period in 2006. Improving Bonding Limits

Services Segment Bid Statistics First Half 06 First Half 07 MVCI 142 303 First Half 06 First Half 07 MVCI 25 39 14 Total Dollar Value of Projects Bid ($Millions) Total Number of Projects Bid 113% Increase, 23% Win Rate 56% Increase First Half 06 First Half 07 MVCI 5.7 7.8 Average Dollar Value of Projects Bid ($Millions) $303 Million $142 Million 50% Win Rate Increased bonding capacity creates increased bidding opportunities, which may increase services segment revenue.

Revenue Growth by Segment 2007 2008 2009 Services 145000 168000 225000 Materials 96000 110000 125000 +/-$140mm ??? ??? In 2006, we: Added two new batch plants, 34 trucks, two new sand & gravel operations Increased bonding capacity from $120mm to $200mm Increased backlog by 30.8% as of 12/31/06. In 2007 and beyond, we Expect increased bidding opportunities due to improved bonding capacity. June 2007 backlog increased 46% from prior year. Will further expand materials segment capacity 15 +/-$76mm

Selected Balance Sheet Items (6/30/06 v 6/30/07) 2006 2007 MVCI 34.2 36.5 2006 2007 MVCI 19.7 18.5 ($ millions) 2006 2007 Cash 21.6 22.4 WORKING CAPITAL & CASH TOTAL DEBT PP&E STOCKHOLDERS' EQUITY 2006 2007 MVCI 21.8 31.6 +3.5% +6.9% -5.8% +44.9% For Qtr Ended 6/30/07 Total Diluted Shares Outstanding = 5,305,079 For Qtr Ended 6/30/06 Total Diluted Shares Outstanding = 4,478,871 Cash = $27.7 Cash = $21.2 +30.8% 16

Consolidated EBITDA ($ 000's) 2002 2003 2004 2005 2006 MVCI 4038 3321 4354 11362 14107 $14,107 $11,362 $4,354 $3,321 $4,038 17

Stock Performance Year Daily Chart of the Dow Jones U.S. Heavy Construction Index 1000 = Basic Materials Index 18

Highlights Meadow Valley: a "mini-Granite." MVCO's Services/Materials Segments similar to Granite's Branch business - the model works. Established positions in rapidly growing market. Sound balance sheet. Construction services segment with increasing bonding capacity creating increasing bidding opportunities. Construction materials segment with added capacity, increased control of raw materials and increased reserves. 19

Meadow Valley Corporation NASDAQ:MVCO OVERVIEW: Meadow Valley Corporation, headquartered in Phoenix, Arizona, is engaged in the construction industry as a provider of construction services and materials. Its subsidiary, Meadow Valley Contractors, Inc. (construction services segment), builds heavy civil and transportation infrastructure projects for both public and private clients. Through its subsidiary, Ready Mix, Inc. (AMEX:RMX) (construction materials segment), MVCO provides ready-mix concrete, sand and gravel products to its customers in the construction industry. MVCO primarily operates in Arizona and Nevada. BUSINESS PROSPECTS STRONG CONSTRUCTION SERVICES SEGMENT Current backlog up approximately 46% from prior year Bonding capacity up 67% from prior year Through collections, claim receivables decreased to $2.5mm from $8.0mm at 12/31/02 THRIVING CONSTRUCTION MATERIALS SEGMENT Aug '05 IPO provided expansionary capital for Ready Mix, Inc. Diversified customer base Four-year CAGR of 23% in revenue and 24% in Gross Profit FAVORABLE MACRO FUNDAMENTALS Strong market positions in two growing markets (Phoenix, Las Vegas) Underlying support for infrastructure spending (SAFETEA-LU) VETERAN MANAGEMENT TEAM 20

Ready Mix, Inc. AMEX:RMX OVERVIEW: Ready Mix, Inc., based in Las Vegas, Nevada, is engaged in the construction industry as a supplier of construction materials. We provide ready mix concrete, sand and gravel products to our customers. Our operations are located in Phoenix, Arizona and Las Vegas, Nevada. BUSINESS PROSPECTS FUNDING FOR GROWTH IN PLACE Completed IPO in August 2005, raising approx. $17 million Expansion plans and deployment of capital progressing as planned GEOGRAPHICALLY LOCATED IN PRIME MARKETS Phoenix, AZ and Las Vegas, NV have ranked consistently in top growth markets and are forecast to continue Four-year CAGR of 21% in revenue and 24% in Gross Profit Diversified customer base (residential, commercial, industrial, heavy civil) FAVORABLE MACRO FUNDAMENTALS Local governmental support for continued infrastructure improvements Pro-growth government attitude Underlying support for infrastructure spending (SAFETEA-LU) VETERAN MANAGEMENT TEAM Cost-sharing of public company expense and executive management with former parent. 21

Quarterly Revenue by Segment (Services & Materials Segments Only) ($ 000's) Q1 05 Q2 05 Q3 05 Q4 05 Q1 06 Q2 06 Q3 06 Q4 06 Q1 07 Q2 07 Services 25947 36112 28342 26421 24619 25288 31032 30997 22724 36338 Materials 13979 17331 18741 17000 21131 22960 20459 18603 19711 22104 22

Quarterly Gross Profit & Gross Margin by Segment (Services & Materials Segments Only) ($ 000's) Q1 05 Q2 05 Q3 05 Q4 05 Q1 06 Q2 06 Q3 06 Q4 06 Q1 07 Q2 07 Services 864 1569 2099 3583 2075 1922 2068 4003 1911 2485 Materials 1082 2070 2443 1477 2673 2841 1921 1771 2101 2357 23 3.3% 4.3% 7.4% 13.6% 8.4% 7.6% 6.7% 12.9% 8.4% 7.7% 11.9% 13.0% 8.7% 12.6% 12.4% 9.4% 9.5% 10.7% 6.8% 10.7%

Quarterly SG&A by Segment (Services & Materials Segments Only) ($ 000's) Q1 05 Q2 05 Q3 05 Q4 05 Q1 06 Q2 06 Q3 06 Q4 06 Q1 07 Q2 07 Services 875 1239 1206 1889 1534 1323 1253 2066 1533 1491 Materials 713 869 572 974 1137 1252 902 988 1162 1147 Corp 68 48 39 175 89 110 77 215 207 327 24